CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Consolidated Balance Sheets Parenthetical
Common Stock, Par Value	$ 0.001	$ 0.001
Common Stock, Shares Authorized	200,000,000	200,000,000
Common Stock, Shares Issued	61,114,602	60,125,000
Common Stock, Shares Outstanding	61,114,602	60,125,000
Preferred Stock, Shares Authorized	25,000,000	25,000,000
Preferred Stock, Shares Issued	0	0